Filed Pursuant to Rule 497(a)

Registration No. 333-234798

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Oaktree Specialty Lending Corporation (“Oaktree Specialty Lending”) (NASDAQ: OCSL) (rated Baa3 (Stable) by Moody’s / BBB- (Stable) by Fitch)* has asked J.P. Morgan, BofA Securities, ING and RBC Capital Markets to arrange a series of fixed income investor update calls on Monday, February 10th and Tuesday, February 11th. J.P. Morgan will be coordinating logistics. A transaction may follow subject to market conditions.

The company will be represented by:

Armen Panossian, Chief Executive Officer and Chief Investment Officer

Matt Pendo, President and Chief Operating Officer

Mel Carlisle, Chief Financial Officer and Treasurer

Call Slots on Monday, February 10th and Tuesday, February 11th:

Monday, February 10th – 2PM, 3PM, 4PM, 5PM ET

Tuesday, February 11th – 1PM, 2PM, 3PM, 4PM, 5PM ET

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Oaktree Specialty Lending before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Oaktree Specialty Lending and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. Any preliminary prospectus supplement and accompanying prospectus, when available, and this announcement are not offers to sell any securities of Oaktree Specialty Lending and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Oaktree Specialty Lending’s shelf registration statement is on file with and has been declared effective by the Securities and Exchange Commission. Any offering of Oaktree Specialty Lending’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies of a preliminary prospectus supplement, together with an accompanying prospectus, may be obtained from J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; BofA Securities, Inc. at 200 North College Street, NC1-004-03-43, Charlotte, NC 28255-0001, Attention: Prospectus Department, Ph.: 1-800-294-1322; ING Financial Markets LLC at 1133 Avenue of the Americas, New York, New York 10036, Attention: Investment Grade Syndicate Desk, facsimile: 646-424-6718; or RBC Capital Markets, LLC at 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: Transaction Management, facsimile: 212-658-6137.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.